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                                                                   Exhibit 23


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the use of our reports included in this Form 10-K, into KCS Energy, Inc.'s previously filed Registration Statement File Nos. 33-25707, 33-28899, 33-45923 and 33-63982.


                                        Arthur Andersen LLP


New York, New York
December 22, 1995